UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): January 11, 2005
                                                       ----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-19603                              06-1242753
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      (Commission File Number)         (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02         Termination of a Material Definitive Agreement.
                  ----------------------------------------------

On January 11, 2005, John de Armas, President - Caribbean Operations, notified Centennial Communications Corp. (the "Company") that he is leaving the Company for personal reasons. In connection with his departure, Mr. de Armas's employment agreement with the Company, dated as of June 16, 2003, terminated effective January 11, 2005. A description of the terms and conditions of Mr. de Armas's employment agreement that are material to the Company is set forth in the Company's Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on September 15, 2004, which description is incorporated herein by reference. The Company does not expect to incur any material early termination penalties in connection with the termination of Mr. de Armas's employment agreement.



Item 5.02         Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

On January 11, 2005, John de Armas, President - Caribbean Operations, notified the Company that he is leaving the Company for personal reasons. A copy of the press release announcing such departure is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

     (c)          Exhibits.

                  99.1 Press release of Centennial Communications Corp. dated January 11, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:   /s/ Tony L. Wolk
                                          --------------------------------------
Date:  January 17, 2005                   Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------

99.1     Press release of Centennial Communications Corp. dated January 11, 2005


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